Other Information	12 Months Ended
Dec. 31, 2024
Other Information [Abstract]
Other information

B. Other information

1. Segment reporting

The Group predominantly operates as a R&D focused biopharmaceutical company developing novel therapeutic products targeting diseases of high unmet medical need. Since the EUA of the Company’s lead product vilobelimab for the treatment of severe COVID-19 patients in April 2023, it also has commercial activities around the marketing and sales of GOHIBIC (vilobelimab) in the U.S. However, the Group is not steered by segments. The Board of Directors is the chief operating decision maker. Management of resources and reporting to the decision maker is based on the Group as a whole.

All operational activities are conducted in Germany and the United States. Revenues in the amount of $0.2 million (€0.2 million) were generated in 2024 ($0.1 million in 2023 and Nil in 2022). All revenues were generated in the United States. The geographic location of the Group’s non-current assets are as follows:

●	December 31, 2024: €4.3 million in Germany and €0.1 million in the United States; and

●	December 31, 2023: €10.6 million in Germany and €0.1 million in the United States.

None of the non-current assets are in the country where the Company is incorporated (the Netherlands).

2. Related party transactions

Compensation of the Group’s executive management for the 12 months ending December 31:

Executive and Board compensation	2024	2023	2022
		(in €)
Executive management
Short-term employee benefits	3,193,141	2,783,675	2,774,485
Share-based payments	2,570,489	2,507,453	4,808,094
Sub-total	5,763,630	5,291,128	7,582,579
Non-executive Board of Directors members
Short-term employee benefits	321,500	305,983	248,725
Share-based payments	280,379	285,177	529,859
Sub-total	601,879	591,160	778,584
Total compensation	6,365,509	5,882,288	8,361,163

Executive management comprises executive Directors of the Board of Directors and members of the senior management of the Company.

The table above discloses short-term employee benefits that were contractually agreed for the Board of Directors and executive management. As of December 31, 2024, €0.8 million were not paid but accrued (2023: €0.8 million) for executive management and €0.1 million (2023: €0.1 million) for non-executive members of the Board of Directors.

Remuneration of the Group’s executive management comprises fixed and variable components and share-based payment awards. In addition, executive management receive supplementary benefits and allowances.

The Company entered into indemnification agreements with its directors and senior management. The indemnification agreements and the Company’s Articles of Association require the Company to indemnify its directors to the fullest extent permitted by law.

The Company’s current and future directors (and such other officer or employee as designated by the Board of Directors) have the benefit of indemnification provisions in the Articles of Association of InflaRx N.V. These provisions give the indemnified persons the right to recover from the Company amounts, including, but not limited to, litigation expenses, and any damages they are ordered to pay, in relation to acts or omissions in the performance of their duties. However, there is no entitlement to indemnification for acts or omissions which are considered to constitute malice, gross negligence, intentional recklessness and/or serious culpability attributable to such indemnified person. These agreements also provide, subject to certain exceptions, for indemnification for related expenses including, among others, attorneys’ fees, judgements, penalties, fines and settlement amounts incurred by any of these individuals in any action or proceeding. In addition to such indemnification, the Company provides its directors with directors’ and officers’ liability insurance.